UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2019

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37931	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 14, 2019, GTY Technology Holdings Inc. (“GTY”) held an extraordinary general meeting of its shareholders (the “Shareholder Meeting”) and an extraordinary general meeting of its public warrant holders (the “Warrant Holder Meeting”).

Shareholder Meeting

At the Shareholder Meeting, GTY’s shareholders considered the following proposals:

1. The GTY Merger Proposal: A proposal to approve and adopt the Agreement and Plan of Merger (as amended, the “GTY Agreement”) with GTY GovTech, Inc., a newly formed Massachusetts corporation and a wholly-owned subsidiary of GTY (“New GTY”), and GTY Technology Merger Sub, Inc., a newly formed wholly-owned subsidiary of New GTY (“GTY Merger Sub”), which, among other things, provides for the merger of GTY Merger Sub with and into GTY (the “GTY Merger Sub Merger”), with GTY surviving the GTY Merger Sub Merger as a direct, wholly-owned subsidiary of New GTY (the “GTY Merger”). The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,173,989	1,134,983	0	0

2. The Business Combination Proposal: A proposal to approve and adopt:

(i)                  an Arrangement Agreement (as amended, the “Bonfire Agreement”) with Bonfire Interactive Ltd. (“Bonfire”), 1176370 B.C. Unlimited Liability Company (“Callco”), 1176363 B.C. Ltd. (“Exchangeco”) and the Bonfire holders’ representative named therein, which, among other things, provides for the acquisition by Callco and Exchangeco of the issued and outstanding shares of Bonfire, such that Bonfire will become an indirect, wholly-owned subsidiary of New GTY (the transactions contemplated by the Bonfire Agreement, the “Bonfire Transaction”);

(ii)                an Agreement and Plan of Merger (as amended, the “CityBase Agreement”) with CityBase, Inc. (“CityBase”), New GTY, GTY CB Merger Sub, Inc. (“CityBase Merger Sub”) and Shareholder Representative Services LLC, which, among other things, provides for the merger of CityBase Merger Sub with and into CityBase, with CityBase surviving the merger as a direct, wholly-owned subsidiary of New GTY (the transactions contemplated by the CityBase Agreement, the “CityBase Transaction”);

(iii)              an Amended and Restated Agreement and Plan of Merger (the “eCivis Agreement”) with eCivis Inc. (“eCivis”), GTY EC Merger Sub, Inc. (“eCivis Merger Sub”) and the eCivis holders’ representative named therein, which, among other things, provides for the merger of eCivis Merger Sub with and into eCivis, with eCivis surviving the merger as a direct, wholly-owned subsidiary of New GTY (the transactions contemplated by the eCivis Agreement, the “eCivis Transaction”);

(iv)               an Amended and Restated Agreement and Plan of Merger (the “Open Counter Agreement”) with Open Counter Enterprises Inc. (“Open Counter”), GTY OC Merger Sub, Inc. (“Open Counter Merger Sub”) and Shareholder Representative Services LLC, which, among other things, provides for the merger of Open Counter Merger Sub with and into Open Counter, with Open Counter surviving the merger as a direct, wholly-owned subsidiary of New GTY (the transactions contemplated by the Open Counter Agreement, the “Open Counter Transaction”);

(v)                a Share Purchase Agreement (as amended, the “Questica Agreement”) with Questica Inc. and Questica USCDN Inc. (together, “Questica”), Questica Exchangeco (as defined below) and each of the Questica holders named therein, which, among other things, provides for the acquisition by 1176368 B.C. Ltd. (“Questica Exchangeco”), an indirect, wholly-owned subsidiary of GTY, of all of the issued and outstanding shares of Questica, such that Questica will become an indirect, wholly-owned subsidiary of New GTY (the transactions contemplated by the Questica Agreement, the “Questica Transaction”); and

(vi)               a Unit Purchase Agreement (as amended, the “Sherpa Agreement” and together with the GTY Agreement, the Bonfire Agreement, the CityBase Agreement, the eCivis Agreement, the Open Counter Agreement and the Questica Agreement, the “Transaction Documents”) with Sherpa Government Solutions LLC (“Sherpa” and together with Bonfire, CityBase, eCivis, Open Counter and Questica, the “Targets”), the holders of the issued and outstanding shares of capital stock of Sherpa (the “Sherpa Units”) named therein (the “Sherpa Holders”) and the Sherpa Holders’ representative named therein, which, among other things, provides for the sale by the Sherpa Holders to GTY of all of the Sherpa Units owned by the Sherpa Holders such that Sherpa will become a direct, wholly-owned subsidiary of New GTY (the transactions contemplated by the Sherpa Agreement, the “Sherpa Transaction” and together with the transactions contemplated by the other Transaction Documents, the “Business Combination”).

The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,067,732	1,241,240	0	0

Organizational Documents Proposals

The following nine separate proposals (which we refer to, collectively, as the “organizational documents proposals”) to approve the following material differences between the current second amended and restated memorandum and articles of association of GTY (the “Existing Organizational Documents”) and the proposed new articles of organization (the “Proposed Charter”) and the proposed new bylaws (the “Proposed Bylaws” and together with the Proposed Charter, the “Proposed Organizational Documents”) of New GTY (which will change its name to GTY Technology Holdings Inc. immediately following the closing of the business combination):

3. Organizational Documents Proposal A: A proposal to approve the provision in the proposed new articles of organization of GTY Govtech (the “Proposed Charter”) changing the authorized share capital from $45,100 divided into 400,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share, to authorized capital stock of 425,000,000 shares, consisting of (x) 400,000,000 shares of common stock, par value $0.0001 per share (“New GTY common stock”), and (y) 25,000,000 shares of preferred stock. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
23,641,774	2,667,198	0	0

4. Organizational Document Proposal B: A proposal to approve the provision in the proposed new bylaws of GTY Govtech (the “Proposed Bylaws”) providing that directors will be elected if “for” votes exceed “against” votes in uncontested elections and by plurality vote in contested elections, rather than by an affirmative vote of a majority of the issued and outstanding shares entitled to vote and actually cast thereon as required under the current second amended and restated memorandum and articles of association of GTY (the “Existing Organizational Documents”). The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,314,072	994,900	0	0

5. Organizational Document Proposal C: A proposal to approve the provision in the Proposed Bylaws providing that a director may only be removed for cause by the affirmative vote of a majority of the shares entitled to vote at an election of directors and only at a shareholder meeting called for the purpose of removing such director, rather than by an affirmative vote of a majority of the issued and outstanding shares entitled to vote and actually cast thereon or by the vote of all other directors as required under the Existing Organizational Documents. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,065,732	1,136,983	106,257	0

6. Organizational Document Proposal D: A proposal to approve the provision in the Proposed Bylaws providing for certain advance notice procedures that shareholders must comply with in order to bring business before a shareholder meeting or to nominate candidates for election as directors. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,065,732	1,136,983	106,257	0

7. Organizational Document Proposal E: A proposal to approve the provision in the Proposed Charter providing that the Business Litigation Session of the Superior Court for Suffolk County, Massachusetts and United States District Court for the District of Massachusetts sitting in Boston, Massachusetts will be the sole and exclusive forum for certain shareholder litigation. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,065,432	1,137,283	106,257	0

8. Organizational Document Proposal F: A proposal to approve the provision in the Proposed Charter providing that amendments to the Proposed Charter will generally require the affirmative vote of a majority of shares generally entitled to vote on such matter or action by the board of directors pursuant to Subsection (c) of Section 10.03 of the Massachusetts Business Corporation Act, rather than two-thirds of the issued and outstanding shares entitled to vote and actually cast thereon as generally required by the Existing Organizational Documents. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,171,989	1,136,983	0	0

9. Organizational Document Proposal G: A proposal to approve the provision in the Proposed Bylaws providing that the Proposed Bylaws may generally be amended by a majority vote of the directors or by a majority vote of shareholders at a shareholder meeting called for such purpose, rather than by two-thirds of the issued and outstanding shares entitled to vote and actually cast thereon as generally required under the Existing Organizational Documents. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,173,989	1,134,983	0	0

10. Organizational Document Proposal H: A proposal to approve the provision in the Proposed Bylaws providing that, subject to certain exceptions, shareholders who hold an aggregate of at least 40% of all votes entitled to be cast may call a special meeting of shareholders, rather than not less than 30% in par value of issued shares that carry the rights to vote at general meetings as required under the Existing Organizational Documents. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,054,701	1,148,014	106,257	0

11. Organizational Document Proposal I: A proposal to approve all other differences between the Existing Organizational Documents and the Proposed Charter as a result of the GTY Merger, including, among other things, (i) the name of the new public entity will be “GTY Technology Holdings, Inc.”, and (ii) the lack of certain provisions related to GTY’s status as a blank check company that are not applicable to New GTY, all of which GTY’s board of directors believe are necessary to adequately address the needs of New GTY after the Business Combination. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,067,732	1,134,983	106,257	0

12. The Stock Issuance Proposal: A proposal to approve, for the purposes of complying with the applicable listing rules of The Nasdaq Stock Market (“Nasdaq”), the issuance of shares of New GTY common stock to the holders of Bonfire capital stock, the holders of CityBase capital stock and vested CityBase options, the holders of eCivis capital stock, the holders of Open Counter capital stock, the holders of Questica capital stock and the Sherpa Holders, certain institutional and accredited investors who have entered into and may enter into subscription agreements with GTY in connection with the Business Combination. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,067,732	1,241,240	0	0

13. The Incentive Plan Proposal: A proposal to approve the GTY Technology Holdings Inc. 2019 Omnibus Incentive Plan. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
25,022,552	1,286,420	0	0

Based on the tabulated votes set forth above, each of the foregoing proposals was approved.

Warrant Holder Meeting

At the Warrant Holder Meeting, GTY’s public warrant holders considered a proposal to approve an amendment (the “Amendment”) to the warrant agreement that governs all of GTY’s warrants (the “Warrant Agreement”), to provide that, upon the closing of the Business Combination (the “Closing”), (i) each public warrant holder will have the option to elect to either (a) have their warrants survive the Closing and become exercisable for New GTY common stock in accordance with the terms of the Warrant Agreement, as amended, or (b) have their warrants exchanged at the closing for $2.00 per warrant in cash, subject to certain limitations and proration, (ii) any public warrant holder who does not elect to have their warrants exchanged for cash will have their warrants survive the Closing and become exercisable for New GTY common stock in accordance with the terms of the Warrant Agreement, as amended, and (iii) the private placement warrants will be exchanged at the closing for $0.75 per warrant in cash, subject to the limitations. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
12,138,045	0	0	0

Based on the tabulated vote set forth above, the foregoing proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Harry L. You
Name: Harry L. You
Title: President and Chief Financial Officer

Dated: February 14, 2019